INCORPORATION OF SECURTER SYSTEMS INC.	6 Months Ended
Jun. 30, 2019
Notes to Financial Statements
INCORPORATION OF SECURTER SYSTEMS INC.

On February 26, 2019, the Company entered into an agreement with Securter Inc., in terms of which a newly formed corporation, Securter Systems Inc. (“SSI”) would acquire all the assets and liabilities of Securter Inc. Upon incorporation, SSI issued 25,937,594 Class A common shares to the shareholders of Securter Inc. and 100,000 Class B common shares to the Company. Each Class B common share is non-participating and carries 1,000 votes. The Company shall have the right to purchase up to 30.3% Class A common shares of SSI at a price of US$0.23 for a total purchase consideration of up to US$3,000,000.

On June 19, 2019 SSI issued 126,951 Class A Common Shares to the Company for a total consideration of $38,960 (US$28,199).